UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2017

First Capital Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-01137	47-1709055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1560 Wilson Blvd.

Suite 450

Arlington, VA 22209

(Address of principal executive offices)

(703) 259-8204

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of previous independent registered public accounting firm:

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 30, 2017, effective August 24, 2017, the Audit Committee (the “Audit Committee”) of the Board of Directors of First Capital Investment Corporation (the “Company") dismissed RSM US LLP ("RSM") as the Company's independent registered public accounting firm.

The Company provided RSM a copy of the disclosures included in the Current Report on Form 8-K filed on August 30, 2017 and requested that RSM furnish it with a letter addressed to the SEC stating whether or not RSM agreed with the Company's statements in Item 4.01(a) of such report. RSM’s response is filed as Exhibit 16.1 to this Current Report on Form 8-K.

In the second paragraph of its letter, RSM stated that, in its view, the Audit Committee dismissed RSM because of a disagreement on matters of accounting principles and financial statement disclosure. The Company disagrees with this statement. The Company believes that the Audit Committee dismissed RSM as a result of a disagreement between the Company and RSM over whether RSM should continue its review of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 prior to the resolution of questions surrounding the Company’s investments in FC Retail, LLC, which were disclosed in the Current Report on Form 8-K filed on August 30, 2017. Since RSM did not complete its review of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, the Company does not agree that the dismissal was related to a disagreement over accounting principles or financial statement disclosure.

(b)	Engagement of new independent registered public accounting firm:

In its Current Report on Form 8-K filed with the SEC on August 30, 2017, the Company announced that the Company’s Audit Committee engaged Malone Bailey LLP (“Malone Bailey”) as the Company’s independent registered public accounting firm effective as of August 24, 2017. The date of such engagement was inaccurate. The Company is in discussions with Malone Bailey and intends to engage them in the near future to serve as its independent registered public accounting firm.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description

16.1	Letter dated September 1, 2017 from RSM US LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Capital Investment Corporation

Dated: September 6, 2017	By:	/s/ Pat Clemens
	Name:	Pat Clemens
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

16.1	Letter dated September 1, 2017 from RSM US LLP